PATRICK INDUSTRIES, INC.

Third Quarter 2014

INVESTOR PRESENTATION

NASDAQ: PATK

PATRICK INDUSTRIES, INC.

ADORN

CUSTOM VINYLS

ATA

CWD CREATIVE WOOD DESIGNS


CUSTOMER
1st
F
I
R
S
T

Gustafson Lighting

PATRICK Distribution

4 FOREMOST

PRECISION PAINTING

INTERIOR COMPONENTS PLUS

Middlebury Hardwood Products

WSF West Side Furniture

PRAXIS GROUP

CARRERA CUSTOM PAINTING

MILLENNIUM PRINT

AW

FRONTLINE MANUFACTURING

Premier Concepts Inc.

INFINITY

PolyDyn 3

DECOR

DECORATIVE DYNAMICS

Gravure Ink

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Patrick Industries Highlights

- Leading national manufacturer and distributor of a wide variety of building and component products for the RV, MH and Industrial markets
- Core market is the $13 billion RV industry, a 19% increase over 2012 (*source: RVIA*).
- Strong leadership team and key players - top to bottom alignment and entrepreneurial culture
- Solid balance sheet and free cash flow generation
- Track record of successful acquisitions and organic new product line introductions
- Capacity to capture additional market share through cross-selling of existing product lines and extensions
- Lean organization - operational efficiencies and expense controls
- Margins and profitability increased steadily in the past five years.

Patrick Industries Overview

- Leading national supplier serving the RV, MH & Industrial markets
- 30 manufacturing and 16 distribution centers
- Approximately 3,000 employees
- Strong leadership team & entrepreneurial culture
- Strong customer relationships



RV market: 75% of 9M'14 revenues

- Includes laminated panels, countertops, fabricated aluminum and FRP products, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics and RV painting, interior lighting, wall coverings, fiberglass bath fixtures, mattresses, and simulated wood and stone products.



MH market: 14% of 9M'14 revenues

- Includes wall/ceiling panels, pressed and hardwood doors, wiring/electrical/plumbing, cement siding, drywall and roofing products, lighting, wall coverings, and bath and shower surrounds.



Industrial market: 11% of 9M'14 revenues

- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and office and residential furniture.

Patrick Facility Profile


PolyDyn 3
ADORN
Gravure Ink
PATRICK
Gravure Ink
ADORN

Patrick's nationwide network of manufacturing and distribution centers reduces in-transit delivery time and cost to our customers. Patrick's highest concentration of manufacturing and distribution centers is located in Indiana, which continues to lead the country in RV production, manufacturing 79.5% of all RVs in the U.S in 2013 vs. 61.5% in 2003.

# of Centers (as of 09/28/14)	
Manufacturing	30
Distribution	16

RV Production Source: Recreation Vehicle Industry Association (RVIA)

Sales Concentration By Market

The increase in wholesale unit shipments in the RV market, new product introductions, and the impact of acquisitions over the last 4 years contributed to an increase in our RV market sales concentration.

2012 Actual Industry Sales Breakdown $437.4 million



12%
19%
69%
RV
MH
Industrial

2013 Actual Industry Sales Breakdown $594.9 million



12%
16%
72%
RV
MH
Industrial

Nine Months 2014 Actual Industry Sales Breakdown $546.1 million



11%
14%
75%
RV
MH
Industrial



RV Market Growth Factors

Drivers of Consumer Demand


Job security & disposable income
Changing lifestyle trends
Availability of financing
Consumer confidence
Consumer Demand

Market Growth


Number of aging "Baby Boomers"
Array of product choices
Long-Term Market Growth
Attraction to younger buyers
Economical vacation

- 9 million U.S. households own an RV, a 16% increase vs. 2001.
- Age of typical RV owner is 48 years with a median household income of $62,000.
- Buyers aged 35 to 54 are the fastest growing segment of RV owners.
- Rate of RV ownership is highest in the age range of 55 and 74.
  - Number of consumers between the ages of 55 and 74 are projected to reach 78 million by 2025 (24% higher than in 2012).
  - 10,000 Baby Boomers are projected to turn 65 years old each day from 1/1/11 to 12/31/29.
  - Approximately 17% of Baby Boomers are retired, up from 10% in 2010.
- 70% of current RV owners plan to purchase another RV to replace their current unit.
- Typical RV family vacation is 23% - 59% less expensive for a family of four.

Source: RVIA

RV Industry Annual Shipment Trends

The RV industry has experienced steady growth over the last four years following a 58% decline in unit shipments during the period of 2006-2009. Trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle.



RV Wholesale Unit Shipments
Shipments (000's)
450
400
350
300
250
200
150
100
Gulf War
9/11 Attacks
Residential Housing Crisis
173
163
203
228
259
247
248
255
293
321
300
257
311
321
370
384
391
353
237
166
242
252
286
321
350
362
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F
2015F

Source: 1990 – 2015F Forecast (F): RVIA

PATRICK INDUSTRIES, INC.

RV Content Per Unit

RV unit content has increased 17% compared to Q3 '13 – driven by new products and extension growth, acquisitions and market share gains.



$'s Sold / RV Unit Shipped*
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$579
$596
$635
$662
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
$1,338
$1,364
$1,410
$1,488
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

*Based on TTM Average



MH Market Growth Factors

Drivers of Consumer Demand


Job growth
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- There is opportunity for moderate year-over-year growth, with limited downside risk in the near-term, if volumes maintain their historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers who have been forced into transitional housing who will most likely return to more permanent housing
- Average cost per square foot of a MH is $44 vs. $94 for a single family home.
- Average retail price of $64,000 for 1,470 square foot MH
- Demand likely to increase for quality, affordable housing.

Source: Manufactured Housing Institute (MHI)

MH Shipment Trends / Residential Housing Starts

On average over the last 40 years, approximately three-fourths of total residential housing starts have been single family housing starts. Wholesale unit shipments in the MH industry averaged approximately 10% of the level of single-family housing starts over the last 10 years.



MH Unit Shipments % of Single Family Housing Starts
60%
50%
40%
30%
20%
10%
0%
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
MH% of SFHS

MH Shipments as a percent of Single Family Housing Starts ("SFHS")					
Average Since 1959	23%	10 Year Average	10%	Fiscal 2013	10%
SFHS as a percent of Total Residential Housing Starts					
Average Since 1959	72%	10 Year Average	76%	Fiscal 2013	67%

Source: MHI and U.S. Census Bureau

MH Annual Shipment Trends

The recent decline and subsequent rebound in the MH industry has been impacted by the residential housing crisis and related factors, some of which were very similar to those that caused the MH market to collapse in 1999.



MH Wholesale Unit Shipments
Loose MH Credit & Lending Standards
Loose Residential Housing Credit & Lending Standards
Residential Housing Crisis
Restricted MH and Residential Housing Credit & Lending Conditions
Shipments (000's)
400
350
300
250
200
150
100
50
-
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
118
96
82
50
50
52
55
60
64
70
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F
2015F

Source: 1990-2013: MHI; 2014-2015 Company Forecast (F)

MH Content Per Unit

Our content per unit shipped has remained fairly consistent despite the impact of vertical integration by our largest MH customer in prior periods. We believe we are well-positioned to participate in the continued expected improvement of this industry.


$'s Sold / MH Unit Shipped*
Content per Unit ($)
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$1,571
$1,575
$1,575
$1,576
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,599
$1,582
$1,599
$1,592
$1,614
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

*Based on TTM Average



Industrial Market Growth Factors

Drivers of Consumer Demand


New residential housing construction
Consumer Demand
Existing home sales

Market Growth


New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 56% of Company's industrial revenue base tied directly to residential housing market
- National Association of Home Builders (NAHB) predicts a 7% increase in total housing starts for full year 2014 over the prior year (as of September 30, 2014).
- Patrick has also targeted certain sales efforts towards industrial market segments less directly tied to new residential construction, including the retail fixture, office, furniture, and countertop markets.

New Housing Starts Trends

We estimate that approximately 56% of our industrial revenue base is directly tied to the residential housing market which appears to have begun its recovery. Our products have applicability in both new construction and remodel markets.



New Housing Starts (000's)
2,500
2,000
1,500
1,000
500
0
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
991
1,182
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F
2015F

- 67% improvement in housing starts from 2009-2013, with an additional 7% growth estimated in 2014 vs. 2013
- Despite recent growth, housing starts remain well below historical levels.

Source: 1990-2013: U.S. Census Bureau; 2014F and 2015F: NAHB (as of September 30, 2014)

PATRICK INDUSTRIES, INC.

Capital Allocation

Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model.

- Capital Allocation
  - Acquisitions
  - Investments in infrastructure and capital expenditures
  - Debt reduction & leverage position
    - We expect to utilize availability under our credit facility and maintain an appropriate leverage position to support our strategic growth initiatives.
  - Stock buyback program
    - At prices and volumes deemed appropriate by the Board and management

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams
  - High quality product lines
  - Strong customer and supplier relationships
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Capitalize on the opportunity to cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Grow top line and bottom line results
  - We may choose to pursue acquisition opportunities with lower than historical consolidated gross margins, however that are accretive to EPS.
- **Diversification Opportunities**:
  - Seek out and pursue acquisitions outside core markets that further leverage our core management capabilities in manufacturing and distribution and diversify our end market exposure.

Growth Through Acquisition

2010

- Quality Hardwoods (01/10)
- Blazon International Group (08/10)

2011

- The Praxis Group (06/11)
- A.I.A. Countertops, LLC (09/11)
- Infinity Graphics (12/11)

2012

- Décor Mfg., LLC (03/12)
- Gustafson Lighting (07/12)
- Creative Wood Designs, Inc. (09/12)
- Middlebury Hardwood Products, Inc. (10/12)

2013

- West Side Furniture (09/13)
- Frontline Mfg. and Premier Concepts (09/13)

2014

- Foremost Fabricators, LLC (06/14)
- Precision Painting Group (4 companies) (06/14)
- PolyDyn3 (09/14)

Acquisition Highlights (2010-Sept. 2014):

- 18 companies
- $122MM aggregate purchase price
- $276MM annualized sales
- Primarily RV industry-based

Acquisition Summary (2010 – Sept. 2014)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – Sept. 2014) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products
06/2014	Precision Painting Group	$16.0 MM	$28 MM	Manufacturing	RV	Exterior full body painting
06/2014	Foremost Fabricators, LLC	$45.4 MM	$75 MM	Manufacturing & Distribution	RV	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil
09/2014	PolyDyn3, LLC	$1.3 MM	$2.5 MM	Manufacturing	RV	Fabricated simulated wood and stone products

* Projected Annualized Sales as of the acquisition date

Stock Buyback

Since the inception of the stock buyback program in February 2013 through 9M '14, we have repurchased a combined total of 580,059 shares at an average cost per share of $22.42. As of Q3 '14 closing, PATK stock was trading at $41.60 resulting in a 20% ROI.



$41.60
$41.73
Stock Buyback (000's)
Stock Price
700
600
500
400
300
200
100
-
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$17.13
259
407
407
407
407
502
580
$13.77
$14.92
$14.92
$14.92
$14.92
$19.45
$22.42
259
148
95
78
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Incremental Shares Purchased
Cumulative Shares Repurchased
Avg. Close Share Price
Cumulative Avg. Price of Share Buyback

★ *Q3 '14 Closing Share Price*

September 28, 2014 Financial Review

Third Quarter Financial Summary

Patrick Industries 3rd Quarter 2014 Results

($ in thousands except per share data)	09/28/2014 Actual	% to Net Sales	09/29/13 Actual	% to Net Sales
Net Sales	$ 188,138		$ 146,623	
Cost of Goods Sold	158,110	84.0%	124,800	85.1%
Gross Profit	30,028	16.0%	21,823	14.9%
Warehouse & Delivery	6,842	3.6%	5,293	3.6%
Selling, General & Administrative	9,339	5.0%	7,001	4.8%
Income Before Income Taxes	11,796	6.3%	8,434	5.8%
Income Taxes	4,542	2.4%	2,982	2.0%
Net Income	$ 7,254	3.9%	$ 5,452	3.7%
EBITDA	$ 16,572	8.8%	$ 10,816	7.4%
EPS - Diluted	$ 0.68		$ 0.51	
ADJUSTED RESULTS*				
Net Income	$ 7,223	3.8%	$ 5,283	3.6%
EPS - Diluted	$ 0.67		$ 0.49	

*Reflects adjustments for certain items in each period to assist in assessing our ongoing performance. See supplementary schedules on pages 31 and 32 for the reconciliation of reported GAAP net income and diluted EPS to adjusted net income and diluted EPS and to EBITDA.

Nine Months Financial Summary

Patrick Industries Nine Months 2014 Results

($ in thousands except per share data)	09/28/2014 Actual	% to Net Sales	09/29/13 Actual	% to Net Sales
Net Sales	$ 546,143		$ 448,319	
Cost of Goods Sold	457,149	83.7%	378,900	84.5%
Gross Profit	88,994	16.3%	69,419	15.5%
Warehouse & Delivery	19,613	3.6%	14,539	3.2%
Selling, General & Administrative	26,604	4.9%	21,411	4.8%
Income Before Income Taxes	38,018	7.0%	30,690	6.8%
Income Taxes	14,637	2.7%	11,662	2.6%
Net Income	$ 23,381	4.3%	$ 19,028	4.2%
EBITDA	$ 49,601	9.1%	$ 37,912	8.5%
EPS - Diluted	$ 2.18		$ 1.76	
ADJUSTED RESULTS*				
Net Income	$ 23,364	4.3%	$ 18,602	4.1%
EPS - Diluted	$ 2.17		$ 1.72	

*Reflects adjustments for certain items in each period to assist in assessing our ongoing performance. See supplementary schedules on pages 31 and 32 for the reconciliation of reported GAAP net income and diluted EPS to adjusted net income and diluted EPS and to EBITDA.

Balance Sheet Summary

($ in thousands)	9/28/2014	12/31/2013	9/29/2013
Trade Receivables, net	$ 44,076	$ 22,644	$ 35,518
Inventories	76,989	56,510	55,854
Other Current Assets	10,373	8,545	17,251
Property, Plant & Equipment, net	53,663	42,117	40,113
Goodwill	28,392	16,495	16,970
Intangible Assets, net	48,202	25,611	26,394
Other Non-Current Assets	2,114	2,265	2,235
Total Assets	**$ 263,809**	**$ 174,187**	**$ 194,335**
Accounts Payable	$ 36,334	$ 18,826	$ 36,155
Accrued Liabilities	13,821	13,585	14,872
Total Debt	107,261	55,000	63,000
Other Long-Term Liabilities	4,717	4,466	3,481
Total Liabilities	**162,133**	**91,877**	**117,508**
Shareholders' Equity	**101,676**	**82,310**	**76,827**
Total Liabilities & Shareholders' Equity	**$ 263,809**	**$ 174,187**	**$ 194,335**

Cash Flow Summary

($ in thousands)	Nine Months 9/28/2014	Nine Months 9/29/2013
Cash Flows From Operating Activities:		
Net income	$ 23,381	$ 19,028
Depreciation & amortization	7,318	5,216
Deferred financing amortization	267	312
Stock compensation/deferred compensation/DTA/other	2,721	4,529
Changes in operating assets & liabilities, net	(10,487)	(7,633)
Net cash provided by operating activities	**23,200**	**21,452**
Cash Flows From Investing Activities:		
Capital expenditures	(4,184)	(5,214)
Business acquisitions	(62,620)	(16,544)
Proceeds from sale of PP&E / other	54	967
Net cash used in investing activities	**(66,750)**	**(20,791)**
Cash Flows From Financing Activities:		
Debt borrowings (payments), net	52,261	13,284
Stk option exercises/stk repurchases/excess tax benefit stk comp.	(5,831)	(3,651)
Payment of deferred financing/other	(202)	(218)
Net cash provided by financing activities	**46,228**	**9,415**
Increase in cash	2,678	10,076
Cash and cash equivalents at beginning of year	34	434
Cash and cash equivalents at end of period	**$ 2,712**	**$ 10,510**

Net Sales


(millions)
$700
$600
$500
$400
$300
$200
$100
$308
$437
$595
$448
$546
2011
2012
2013
9M '13
9M '14
RV
MH
Industrial

- **3Q '14 sales increased 28.3%**
  - RV: 34% revenue increase & 73% of 3Q'14 sales
  - MH: 12% revenue increase & 16% of 3Q'14 sales
  - Industrial markets: 19% revenue increase & 11% of 3Q'14 sales
- **9M '14 sales increased 21.8%**
  - RV: 24% revenue increase & 75% of 9M'14 sales
  - MH: 10% revenue increase & 14% of 9M'14 sales
  - Industrial markets: 22% revenue increase & 11% of 9M'14 sales

Gross Margin Trends

Our gross margins have been improving consistent with our acquisition and strategic growth plans. We do experience quarterly variability in gross margins based on commodity pricing and competitive market conditions.



18%
16%
14%
12%
10%
8%
6%
Percentage
10.2%
11.6%
10.7%
9.7%
11.4%
14.6%
17.0%
14.3%
16.0%
15.4%
15.0%
13.7%
15.8%
15.8%
14.9%
14.7%
16.0%
16.9%
16.0%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

Net Income & Diluted EPS Summary (Reported / Adjusted) 2011 – Nine Months 2014


(millions)
Net Income
$35.0
$25.0
$15.0
$5.0
($5.0)
$8.5
$28.1
$24.0
$19.0
$23.4
2011
2012
2013
9M '13
9M '14


(millions)
Net Income - Adjusted
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$5.3
$14.7
$23.6
$18.6
$23.4
2011
2012
2013
9M '13
9M '14


(per share)
Diluted EPS
$3.00
$2.00
$1.00
$0.00
$0.83
$2.64
$2.23
$1.76
$2.18
2011
2012
2013
9M '13
9M '14


(per share)
Diluted EPS -Adjusted*
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.53
$1.38
$2.19
$1.72
$2.17
2011
2012
2013
9M '13
9M '14

*Reflects adjustments for differences in Patrick's tax position in 2011-2013 as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 31 for the reconciliation to reported GAAP net income and diluted EPS.

Supplementary Schedules

Reconciliation of GAAP Net Income/Diluted EPS to Adjusted Net Income/Diluted EPS

($ in thousands)	2011	2012	2013	3Q '13	9M '13	3Q '14	9M '14
Reported net income (GAAP)	$ 8,470	$ 28,095	$ 24,040	$ 5,452	$ 19,028	$ 7,254	$ 23,381
Adjustment factors:							
Write-off unamortized discount on subordinated notes	-	685	-	-	-	-	-
Premiums paid on prepayment of subordinated notes	-	263	-	-	-	-	-
(Gain) loss on sale of fixed assets & acquisition of business	(244)	(238)	(430)	6	(424)	(51)	(27)
Stock warrants revaluation	699	1,731	-	-	-	-	-
Receivable recovery	-	-	(262)	(262)	(262)	-	-
Income taxes (credit)	(163)	(6,823)	14,734	2,982	11,662	4,542	14,637
Adjusted pretax income	8,762	23,713	38,082	8,178	30,004	11,745	37,991
Income taxes*	3,417	9,011	14,471	2,895	11,402	4,522	14,627
Adjusted net income (Non-GAAP)	$ 5,345	$ 14,702	$ 23,611	$ 5,283	$ 18,602	$ 7,223	$ 23,364

(per share data)	2011	2012	2013	3Q '13	9M '13	3Q '14	9M '14
Reported diluted net income per share (GAAP)	$ 0.83	$ 2.64	$ 2.23	$ 0.51	$ 1.76	$ 0.68	$ 2.18
Net EPS impact due to adjustment factors above	(0.30)	(1.26)	(0.04)	(0.02)	(0.04)	(0.01)	(0.01)
Adjusted diluted net income per share (Non-GAAP)	$ 0.53	$ 1.38	$ 2.19	$ 0.49	$ 1.72	$ 0.67	$ 2.17

*Utilized full year estimated tax rate of 39% for the 2011 fiscal year and 38% for the 2012 and 2013 fiscal years; The effective tax rate utilized for 3Q '13 was 35.4% and 9M '13 was 38%; 3Q '14 and 9M '14 was 38.5%.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

Supplementary Schedules (continued)

Reconciliation of GAAP Net Income to EBITDA

($ in thousands)	3Q '13	9M '13	3Q '14	9M '14
Reported net income (GAAP)	$ 5,452	$ 19,028	$ 7,254	$ 23,381
Adjustment factors:				
Interest expense	541	1,615	694	1,750
Income taxes	2,982	11,662	4,542	14,637
Depreciation	1,138	3,628	1,594	4,282
Amortization of intangibles	548	1,588	1,408	3,036
Stock compensation expense	329	924	834	2,460
(Gain) loss on sale fixed assets	6	(424)	(51)	(27)
Acquisition transaction-related expenses & other	(180)	(109)	297	82
EBITDA	$ 10,816	$ 37,912	$ 16,572	$ 49,601

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

Leverage Position

Our leverage position improved significantly since the recession. We will continue to look to utilize leverage for strategic acquisitions, followed by an accelerated deleverage cycle.



Leverage Position Trend
Leverage (Funded Debt/EBITDA)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$29.9MM of Acquisitions
$16.5MM of Acquisitions
$62.7MM of Acquisitions
FRONTLINE
PolyDyn 3
CWD
DECOR
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14

Since year-end 2009 through 9M'14, we spent $122.1 million on acquisitions, $24.5 million on capital expenditures, and $13.0 million on share repurchases, and our net debt increased by $62.3 million, reflecting our enhanced profitability, focus on cash management, and our ability to leverage our operating model and integrate acquisitions.

Note 1: Consolidated Total Leverage (2012 Credit Facility) = Consolidated Total Indebtedness (including undrawn letters of credit) divided by Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

Note 2: Leverage covenant pursuant to the 2012 Credit Facility is measured and reported on a quarterly basis and is not to exceed 3.50 to 1.00 for the 12-month period ending on such quarter-end.

Stock Price Trend (Jan. 2011 – Oct. 2014)

Our stock price performance has experienced dramatic growth and has trended consistent with our operating and financial results.



Monthly Closing Stock Price Trend
Closing Stock Price
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2.15
$2.08
$2.73
$2.38
$2.23
$2.09
$2.00
$2.01
$1.86
$2.01
$2.76
$4.10
$5.72
$6.17
$12.15
$12.94
$13.14
$12.75
$11.64
$13.00
$15.47
$17.67
$17.38
$15.56
$16.46
$13.26
$15.76
$20.26
$19.49
$20.79
$24.91
$27.08
$30.05
$31.28
$31.25
$28.93
$36.00
$42.19
$44.33
$40.07
$37.80
$46.59
$41.65
$41.17
$42.36
$42.72
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May -12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14

Patrick has 10.4 million shares outstanding and a market capitalization of approximately $444 million as of October 31, 2014.

Stock Trading Volumes (Jan. 2011 – Oct. 2014)

Our monthly trading volumes spiked in fiscal 2012, and while volumes declined from those levels in 2013, we are still seeing solid average daily volumes at much higher share prices.



Monthly Stock Trading Volumes
Monthly Trading Volume
5,500,000
4,950,000
4,400,000
3,850,000
3,300,000
2,750,000
2,200,000
1,650,000
1,100,000
550,000
0
170,219
110,542
239,461
68,491
80,073
197,488
96,793
144,007
78,393
249,065
165,033
424,461
1,210,131
846,887
2,294,853
4,307,328
3,565,862
4,104,397
3,061,022
1,698,599
2,080,664
4,962,417
3,068,598
1,908,093
1,825,467
3,319,150
1,824,530
2,486,874
1,825,467
1,407,985
1,293,630
1,101,484
1,039,779
1,834,896
1,342,945
1,190,544
1,462,548
1,706,578
1,676,342
1,319,874
1,329,702
1,354,001
1,635,338
1,333,410
1,040,830
1,930,820
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14

Patrick's Products and Segments

Patrick's Manufactured Products

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Fabricated aluminum products
- Interior passage doors
- Exterior graphics & RV painting
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures
- Fiberglass & small plastic components
- Simulated wood & stone products















ADORN
Interior Components Plus
DECOR
Premier Concepts
Precision Painting
Carrera Custom Painting
Millennium Paint
Foremost
Custom Vinyls
Gravure Ink
Middlebury Hardwood Products
ATA
Infinity
CWD Creative Wood Designs
Frontline Manufacturing
PolyDyn 3

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Fabricated aluminum products
- Interior passage doors
- Exterior graphics & RV painting
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures
- Fiberglass & small plastic components
- Simulated wood & stone products











ADORN
Interior Components Plus
DECOR
Premier Concepts
Precision Painting
Carrera Custom Painting
Millennium Paint
Foremost
Custom Vinyls
Gravure Ink
Middlebury Hardwood Products
ATA
Infinity
CWD Creative Wood Designs
Frontline Manufacturing
PolyDyn 3

Patrick's Distribution Products

PATRICK Distribution

Gustafson Lighting

FOREMOST

PRAXIS GROUP

WSF West Side Furniture

QUESTAUDIOVIDEO

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- FRP sheet & coil
- Laminate flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds















PATRICK Distribution

PRAXIS GROUP

Gustafson Lighting

QuestAudioVideo

WSF West Side Furniture

FOREMOST

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- FRP sheet & coil
- Laminate ceramic flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds















PATRICK

PRAXIS GROUP

Gustafson Lighting

WSF West Side Furniture

FOREMOST

Information Contacts

Andy Nemeth
Chief Financial Officer
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com

Sidoti & Company, LLC
Scott Stember
sstember@sidoti.com